UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 28, 2002



                                  OXIGENE, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                       0-21990                     13-3679168
 --------------                 -----------                 ------------------
(State or other                (Commission                 (IRS Employer
 jurisdiction of                File Number)                Identification No.)
 incorporation)



                               321 Arsenal Street
                         Watertown, Massachusetts 02472
                         ------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 673-7800




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Item 5. Other Events and Regulation FD Disclosure.

On February 28, 2002, the Registrant issued a press release announcing that the Arcus Therapeutics LLC joint venture with Peregrine Pharmaceuticals Inc. ("Peregrine") will end with Peregrine paying the Registrant $2 million. Both companies will reacquire full rights to their respective vascular targeting technologies. The rights to any discoveries during the term of the agreement will revert to Peregrine. A copy of the press release is attached hereto as
Exhibit 99.1,

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number                      Description
--------------                      -----------

      99.1              Press release of Registrant dated February 28, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              OXIGNENE, INC.
                                             (Registrant)



Date: March 4, 2002                           By: /s/  Frederick Driscoll
                                                  -----------------------
                                              Name:    Frederick Driscoll
                                              Title:   President of Operations
                                                       and Finance




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


                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

      99.1              Press release of Registrant dated February 28, 2002.





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